Shareholder’s Equity	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Shareholder’s Equity

(12)  Shareholder’s Equity

Share Repurchase Program

In 2019, the Company’s board of directors approved a share repurchase program to repurchase up to $25,000 of the Company’s common shares, in 2020 the board of directors approved an increase by another $75,000 to this program and in May 2021 the program was further increased by $50,000. Under the program, the Company may purchase its common shares from time to time in the open market, in privately negotiated transactions or such other manner as will comply with applicable laws and regulations. The authorization does not obligate the Company to acquire a specific number of shares during any period, but it may be modified, suspended or terminated at any time at the discretion of the Company’s board of directors.

During the six months ended June 30, 2021, the Company repurchased 1,161,900 shares at an average price of $25.12 for a total amount of $29,193, including commissions paid. During the six months ended June 30, 2020, the Company repurchased 3,581,237 shares at an average price of $8.09 for a total amount of $29,082, including commissions paid. As of June 30, 2021, approximately $44,083 remained available for repurchases under the share repurchase program.

Preferred Shares

In April 2021, the Company completed an underwritten public offering of 6,000,000 depositary shares, each representing a 1/1,000th interest in a share of its 7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preference Shares, par value $0.01 per share and $25,000 liquidation preference per share (equivalent to $25.00 per depositary share) (“Series A Preferred Shares”), resulting in net proceeds to the Company of approximately $144,511 after deducting the underwriting discount and other offering expenses. The net proceeds from the offering were used for general corporate purposes, including the purchase of additional containers.

The Series A Preferred Shares are perpetual and have no maturity date and are redeemable from June 15, 2026 by the Company for cash at a redemption price of $25.00 per depositary share plus an amount equal to all accumulated and unpaid dividends, whether or not declared. The Company may also redeem the Series A Preferred Shares in the event of a Change of Control (as defined in the Series A Certificate of Designations). If the Company does not elect to redeem the preferred shares in a Change of Control triggering event, holders of Series A preferred shares may have the right to convert their preferred shares into common shares. There is no mandatory redemption of the Series A Preferred Shares or redemption at the option of the holders. Holders of the preferred shares do not have general voting rights.

Preferred Dividends

Dividends on the Series A Preferred Shares accrue daily and are cumulative from and including the date of original issuance and are payable quarterly in arrears commencing June 15, 2021 but excluding June 15, 2026 (the “first reset date”). Dividends accrue at an annual rate of 7.00% of the $25,000 liquidation preference. The Series A Preferred Shares rank senior to the Company's common shares with respect to dividend rights and rights upon the Company's liquidation, dissolution or winding up. The Company’s board of directors approved and declared a quarterly preferred cash dividend, paid on June 15, 2021, to holders of record as of May 31, 2021. For the three and six months ended June 30, 2021, total aggregate dividend payment to Series A preferred shareholders was $1,808 at

$0.30 per depositary share (rounded to the nearest whole cent). As of June 30, 2021, the Company had cumulative unpaid preferred dividends of $438.